TRACON PHARMACEUTICALS October 2016 NASDAQ: TCON Exhibit 99.1

This presentation contains statements that are, or may be deemed to be, "forward-looking statements." In some cases these forward-looking statements can be identified by the use of forward-looking terminology, including the terms “believes,” “estimates,” “anticipates,” "expects,” “plans,” "intends,” “may,” “could,” “might,” “will,” “should,” “approximately,” “potential,” or, in each case, their negatives or other variations thereon or comparable terminology, although not all forward-looking statements contain these words. These statements relate to future events or our future financial performance or condition, business strategy, current and prospective product candidates, planned clinical trials and preclinical activities, product approvals, research and development costs, current and prospective collaborations, timing and likelihood of success of development activities and business strategies, plans and objectives of management for future operations, and future results of anticipated product development efforts, including potential benefits derived therefrom. These statements involve substantial known and unknown risks, uncertainties and other important factors that may cause our actual results, levels of activity, performance or achievements to differ materially from those expressed or implied by these forward-looking statements. These risks, uncertainties and other factors include, but are not limited to, risks associated with conducting clinical trials, whether any of our product candidates will be shown to be safe and effective, our ability to finance continued operations, our reliance on third parties for various aspects of our business, competition in our target markets, our ability to protect our intellectual property, and other risks and uncertainties described in our filings with the Securities and Exchange Commission, including under the heading “Risk Factors”. In light of the significant uncertainties in our forward-looking statements, you should not place undue reliance on these statements or regard these statements as a representation or warranty by us or any other person that we will achieve our objectives and plans in any specified time frame, or at all. The forward-looking statements contained in this presentation represent our estimates and assumptions only as of the date of this presentation and, except as required by law, we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise after the date of this presentation. This presentation also contains estimates, projections and other information concerning our industry, our business, and the markets for our drug candidates, as well as data regarding market research, estimates and forecasts prepared by our management. Information that is based on estimates, forecasts, projections, market research or similar methodologies is inherently subject to uncertainties and actual events or circumstances may differ materially from events and circumstances reflected in this information. Forward-Looking Statements

TRC105 Near Term Phase 3 Asset Investment Highlights Initially focused on indications with potential reduced time to data readout and approval Internal clinical operations capabilities and NCI support of clinical development Product development platform expertise recognized by Janssen Leader in endoglin biology - near term Phase 3 trial planned in orphan drug indication of angiosarcoma with FDA & EMA concurrence on trial design; multiple ongoing Phase 2 trials in combination with VEGF inhibitors, a franchise currently generating > $17B annually Experienced Team Small molecule inhibitor of DNA repair being studied in Phase 2 in glioblastoma and mesothelioma based on encouraging Phase 1 data TRC102 Phase 2 Asset TRC253 Near Term Phase 1 Asset Clinical data from more than 400 patients treated show tolerability and promising anti-tumor activity with each of four VEGF inhibitors Oncology Ophthalmology Fibrosis Partnered with Santen, Phase 1/2 wet AMD trial enrolling Reverses fibrosis and improves survival in preclinical models Efficient Product Development IND-ready small molecule inhibitor of mutated and wild-type Androgen Receptor (AR) Expect Phase 1/2 start in early 2017 Janssen may opt-in following Phase 1/2 for $45M; option includes potential milestones totaling $137.5M and a single digit royalty

Broad Pipeline with Multiple Expected Near-term Readouts 1 Partnered with Santen Pharmaceutical Co., Ltd. (Santen) 2 Janssen Pharmaceutica N.V. (Janssen) retains a buyback option Indication Pre-Clinical Phase 1 Phase 2 Phase 3 TRC105 Angiosarcoma RCC, HCC, GBM, GTN Lung, Breast TRC102 GBM, Mesothelioma Lung, Solid Tumors DE-122 Wet AMD TRC253 Prostate TRC694 Myeloma TRC205 Fibrosis 1 2

Complementing VEGF Inhibition Represents a Substantial Potential Commercial Opportunity for TRC105

Indication	Approved VEGF Inhibitors	2015 VEGF Inhibitor Revenue[1] (Growth vs 2014)
2nd Line Renal Cell Carcinoma	Inlyta	$430 million (5%)
1st Line Hepatocellular Carcinoma	Nexavar	$1.0 billion[2] (0%)
2nd Line Soft Tissue Sarcoma	Votrient	~$150 million[3]
Colorectal Cancer, Lung Cancer	Avastin, Cyramza, Zaltrap, Stivarga	>$5 billion
Wet AMD	Eylea Lucentis	$4.1 billion (47%) $3.6 billion (-15%)

Substantial opportunity to build upon multiple established VEGF inhibitor franchises by improving patient outcomes through improved inhibition of angiogenesis

1 Company reports, SEC filings, DataMonitor.
2 Nexavar is approved in HCC, RCC and thyroid cancer. The majority of Nexavar's sales are in HCC.
3 Votrient is approved in both HCC and advanced STS. Estimated sales for Votrient in STS (based on total sales less DataMonitor estimates in RCC).

TRACON PHARMA

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Endoglin: Essential Non-VEGF Angiogenic Target Endoglin is expressed on endothelial cells and is essential for angiogenesis Selectively expressed on proliferating vessels in cancer and AMD and is up-regulated following VEGF inhibition Persistent expression on tumor vessels results in progression despite VEGF inhibition, while knockdown of endoglin sensitizes tumors to VEGF inhibition Observed to be an unfavorable prognostic marker across more than 10 solid tumors Attenuated endoglin expression causes Osler-Weber-Rendu syndrome which is associated with improved cancer survival (31% reduced risk of death) Targeting VEGF and endoglin concurrently improves angiogenesis inhibition endoglin Normal Human Liver Human Liver Cancer Human AMD Membrane Angiosarcoma

TRC105: Our Lead Endoglin Antibody

- TRC105 binds a precise endoglin epitope to inhibit BMP binding and VEGF- and fibroblast growth factor (FGF)-induced angiogenesis
- TRC105 also potently mediates antibody-dependent cell mediated cytotoxicity (ADCC)


ENG
BMPR2
ALK1
TRC105


BMP9
SMAD 1/5/8
Phosphorylated SMAD 1/5/8
Organized endothelial cell proliferation
BMP9
SMAD 1/5/8
Decreased phosphorylated SMAD 1/5/8 allows unopposed phospho-SMAD 2/3 signaling to restore a quiescent phenotype

TRACON PHARMA

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TRC105 Tiered Clinical Development Strategy “Ultra-Orphan” Indications “Fast-to-Market” Indications (includes orphan indications) “Large Market” Indications Expected Price / Course of Therapy Higher Lower Lower Higher Eligible Patients Gestational Neoplasia Angiosarcoma Renal Cell Carcinoma Hepatocellular Carcinoma Glioblastoma Breast Cancer Lung Cancer 3rd Wave 1st Wave 2nd Wave Figure for illustrative purposes only.

Combinations Well Tolerated and Evidence of Clinical Activity with Multiple VEGF inhibitors

Combination	Well Tolerated	Signs of Activity in Phase 1b/2	Ongoing Development
TRC105 + Votrient	√	Durable complete responses in angiosarcoma	Randomized global Phase 3 trial in angiosarcoma planned for 2016
TRC105 + Avastin	√	Tumor reductions in Avastin-refractory patients; durable complete response in GTN patient	Randomized Phase 2 trial in GBM; global Phase 2 trial in GTN
TRC105 + Inlyta	√	PFS of 9.6 mos. and ORR of 29% in clear cell RCC exceeded reported Inlyta[1] PFS of 4.8 mos. and ORR of 11%	Randomized Phase 2 trial in clear cell RCC
TRC105 + Nexavar	√	ORR of 40% at top dose levels of TRC105 in HCC exceeded reported Nexavar[2] ORR of 2%	Phase 2 trial of TRC105 + Nexavar in HCC

TRACON PHARMA

[1] Inlyta results from separate Inlyta Phase 3 AXIS trial following VEGFR treatment. Inlyta results from head-to-head comparison in same clinical trial may differ.

[2] Nexavar results from separate Phase 3 SHARP trial. Nexavar results from head-to-head comparison in same clinical trial may differ.

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VEGF Inhibitors Have Limited Activity in Angiosarcoma VEGF Inhibitor Study Patient Population Activity Votrient1 Retrospective analysis (EORTC 2015) Angiosarcoma (n = 30) ORR = 20% (No CRs) PFS = 3.0 months OS = 9.9 months Votrient Retrospective analysis (ASCO 2014) Soft tissue sarcoma, including 6 angiosarcoma patients No CR’s Nexavar Single agent study (Maki 2009) Angiosarcoma (n = 37) ORR = 14% (1/37 CR) PFS = 3.8 months Nexavar Single agent study (French sarcoma group) Angiosarcoma (n = 41) Cutaneous angiosarcoma ORR = 15% (2/26 CR) PFS = 1.8 months Visceral angiosarcoma ORR = 13% (No CRs) PFS = 3.8 months Avastin Single agent study (Agulnik 2013) Angiosarcoma (n = 23) ORR = 9% (No CRs) PFS = 3.0 months 1 Votrient is the only VEGF inhibitor approved for the treatment of soft tissue sarcoma based on the superior PFS versus placebo (4.6 versus 1.6 months) in the Phase 3 PALETTE study.

TRC105 + Votrient Shows Promise in Angiosarcoma

- Dose escalation completed; combination well-tolerated and presented at ASCO 2016
- Phase 2 trial completed initial enrollment (N=63)
  - Unstratified PFS is similar to that expected with Votrient as a single agent
- Angiosarcoma, an endothelial sarcoma, has been very responsive

Maximum percentage change in angiosarcoma target lesion size



30
20
10
0
-10
-20
-30
-40
-50
-60
-70
-80
-90
-100
Progressive Disease by RECIST 1.1
Partial Response by RECIST 1.1
Patient #1
Visceral
PD at 10 wks
Patient #2
Visceral
PD at 34 wks
Patient #3
Cutaneous
Withdrew due to unrelated AE at 10 wks
Patient #4
Cutaneous
ongoing at month 17
Patient #5
Cutaneous
ongoing at month 24
mPFS ≥12.9 months
10 mg/kg TRC105
Votrient
Ongoing treatment

Positive IHC staining in 3/3 patients with available samples



Pt #1: CD105, IHC 2+
Pt #3: CD105, IHC 3+
Pt #4: CD105, IHC 1+

Data as of August 10, 2016

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TRC105 + Votrient Angiosarcoma Phase 1b/2 Patient withdrew due to unrelated AE Duration on study is calculated from date of consent to date of withdrawal PD CR by RECIST 1.1 Patient is ongoing Patient is off study Prior Votrient CR CR CR PD PD PD mPFS of single agent Votrient in retrospective analysis of 30 pts is 3.0 months Original Phase 1b/2 patients (n=5) PFS ≥ 12.9 months Angiosarcoma Cohort patients (n=4) Data as of ASCO (June 2016)

TRC105 + Votrient Phase 1b/2 Observations Complete Response Day 48 Day 0 Day 48 Patient #2 ongoing at month 17 with a CR Day 0 Day 37 Patient #1 ongoing at month 24 with a CR Patient #6 ongoing at month 5 with significant tumor reduction Day 0 Day 84 Data as of August 10, 2016

TRC105 + Votrient in Angiosarcoma: Phase 3 Trial PHASE 3 in Angiosarcoma US and European sites Randomized (n=124) with adaptive design that allows for increase in sample size to 200 patients based on interim analysis Primary Endpoint: PFS Expect to initiate enrollment by end of 2016 Interim analysis expected early 2018 Votrient + TRC105 Votrient 1:1 Randomization

TRC105 + Avastin in Gestational Trophoblastic Neoplasia A 37 year old woman with widely metastatic choriocarcinoma who progressed following five chemotherapeutic regimens and stem cell transplant developed a complete response to treatment with TRC105 + Avastin, following four months of treatment, that remains ongoing for more than one year; second patient did not respond to treatment Global Phase 2 study in gestational trophoblastic neoplasia, including choriocarcinoma, is enrolling with response rate as the primary endpoint

TRC105 + Inlyta in Renal Cell Carcinoma

- 18 patients treated in a Phase 1b clinical trial who failed at least one VEGF inhibitor
- Dose escalation completed; combination well-tolerated
- Partial response rate by RECIST of 29% (4 of which were in the fourth line setting) exceeded partial response rate of Inlyta following VEGFR TKI treatment in the Inlyta Phase 3 AXIS trial of 11%
- Improved activity in clear cell (including 4 RECIST PRs)
- Median PFS in clear cell RCC of 9.6 months by Kaplan-Meier exceeded PFS of Inlyta following VEGFR TKI treatment in the Inlyta Phase 3 AXIS trial of 4.8 months
- Presented at GU ASCO 2015 and KCA 2015

Maximum Percentage Change in Target Lesion Size in Renal Cell Carcinoma Patients Treated with TRC105 and Inlyta


30%
20%
10%
0%
(10%)
(20%)
(30%)
(40%)
(50%)
(60%)
Best Response (% Δ From Baseline)
Progressive Disease by RECIST
PFS = 8.4 months (all RCC histologies)
PFS = 9.6 months (clear cell RCC)
Partial Response by RECIST
Stable/Progressive Disease
Partial Responders by Choi Criteria
Patient who progressed on Inlyta immediately prior to study entry

Best Response (n=17)	
Partial Response (PR)	5
Stable Disease (SD)	10
Progressive Disease (PD)	2

TRACON PHARMA

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Ongoing Phase 2 Multicenter Randomized Trials

PHASE 2 in RCC

- Advanced or metastatic clear cell RCC
- Progression following 1 prior VEGF inhibitor
- 1 prior mTOR inhibitor allowed
- 1 prior immunotherapy allowed
- Randomized (n=150)
- Primary Endpoint: PFS



1:1 Randomization
Inlyta
Inlyta + TRC105

PHASE 2 in GBM

- Progression following chemoradiation (no prior Avastin)
- Randomized (n=86)
- Primary Endpoint: PFS



1:1 Randomization
Avastin
Avastin + TRC105

TRACON PHARMA

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TRC105 + Nexavar in Hepatocellular Carcinoma Maximum Percentage Change in Target Lesion Size in Hepatocellular Carcinoma Patients Treated with TRC105 and Nexavar 20 patients treated (of whom 14 were evaluable by RECIST) in a Phase 1/2 clinical trial Dose escalation completed; combination well-tolerated Partial response rate by RECIST of 40% (treated with 10 or 15 mg/kg TRC105) exceeded partial response rate of Nexavar in Phase 3 pivotal studies of 2 - 3% Presented at ASCO 2015 Initiated multicenter trial in hepatocellular carcinoma of up to 39 patients to confirm response rate and potentially justify a randomized Phase 3 trial Partial Response by RECIST Best Response (% Δ From Baseline)

TRC105 Tiered Product Development Strategy

	Companion Therapy	Indications	Commercial Rationale	Target Efficacy Threshold for Approval/Reimbursement[4]
Ultra-Orphan	Votrient	Angiosarcoma	Endoglin expressed on angiosarcoma; Votrient approved as single agent; short time to endpoint (PFS[1])	67% improvement in PFS
	Avastin	Gestational Neoplasia	Endoglin expressed on choriocarcinoma; short time to expected endpoint (ORR[2])	15% response rate
Fast-to-Market	Inlyta	Renal cell: 2nd Line	Inlyta approved as single agent; short time to endpoint (PFS) in a vascular tumor	40% improvement in PFS
	Avastin	GBM: 2nd Line	Avastin approved as single agent; short time to endpoint (OS[3]) in a vascular tumor	30% improvement in OS
	Nexavar	Hepatocellular: 1st Line	Nexavar approved as single agent in first line; short time to endpoint (OS)	30% improvement in OS
Large Market	Afinitor + Femara	Breast cancer: Neoadjuvant	Neoadjuvant setting allows approval based on pathologic complete response rate (pCR)	30% improvement in pCR
	Avastin + chemo	Lung cancer: 1st Line	Significant Avastin commercial franchise	30% improvement in OS

TRACON PHARMACEUTICALS

[1]Progression free survival. [2]Overall response rate. [3]Overall survival. [4]TRACON internal targets based on marketed drugs for similar indications. Subject to regulatory and healthcare payor requirements.

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Development in AMD Partnered with Santen Data from Ophthotech indicate that vision in wet AMD can be improved by targeting complementary pathways in combination with VEGF inhibitors TRC105 preclinical proof of concept established in a model of AMD Santen, a global ophthalmology company with $1.4 billion in annual revenue, will lead global development and commercialization efforts for DE-122 (ophthalmic formulation of TRC105) in wet AMD and other eye diseases Deal terms $13 million received thus far Santen pays for all development costs Up to $152 million in additional milestone payments Royalties in the high single digits to low teens Phase 1/2 wet AMD trial is enrolling

TRC102: Reversing Resistance to Chemotherapy Small molecule designed to reverse resistance to chemotherapy and complement poly ADP-ribose polymerase (PARP) inhibitors Inhibits base excision repair, a dominant pathway of DNA repair that allows for resistance to alkylating chemotherapy (e.g., Temodar) and antimetabolite chemotherapy (e.g., Alimta) Combination Well Tolerated Signs of Activity in Phase 1b/2 Ongoing Development TRC102 + Alimta (Published in Investigational New Drugs, 2012) √ Stable disease in some patients with squamous cell lung cancer, a tumor type where Alimta is inactive Phase 2 trial with Alimta in mesothelioma TRC102 + Fludara (Presented at ASH 2014) √ Partial response and stable disease in some patients previously treated with Fludara TRC102 + Temodar (Presented at ASCO 2016) √ Partial response in some patients with lung, KRAS+ colorectal and ovarian cancer Phase 2 trial with Temodar in glioblastoma

Multiple Expected Near-Term Clinical Readouts TRC105 Companion Therapy Indication 2016 2017 Votrient Angiosarcoma Inlyta RCC Avastin GBM Nexavar HCC Avastin Gestational Neoplasia Avastin + Carbo/Taxol Lung Afinitor + Femara Breast TRC102 Alimta Mesothelioma Temodar GBM TRC 253 Prostate Phase 2 or 3 data expected Planned clinical trial Phase 2B Phase 2A Phase 1B Phase 1B/2 Phase 2 Phase 3 Phase 1/2 Phase 2B Phase 2 Phase 2 Phase 1/2

Deal with Janssen TRC253 and TRC694 in-licensed from Janssen TRC253 is a Phase 1-ready antagonist of the F876L and other AR mutations that are resistance mechanisms for Xtandi® and ARN-509 (apalutamide) TRC694 is a selective inhibitor of NFkB-inducing kinase (NIK) TRACON was chosen because of our extensive and efficient product and clinical development expertise $5M equity investment made by JJDC Expected to offset expenditures on both compounds for the next 12 months TRC253 Janssen has rights to re-acquire TRC253 following Phase 1 for $45M Total milestones of $137.5M possible TRACON would receive low single digit royalty If kept by TRACON, the Company would owe regulatory and commercial milestones and a low single digit royalty to Janssen TRC694 Janssen has a right of first negotiation for TRC694 following Phase 1 TRACON will owe development and regulatory milestones of up to $60M and low single digit royalty

TRC253: a Novel AR Mutant Inhibitor

- Potential utility in AR resistant prostate cancer
  - Occurs in ~10% of mCRPC cases
- Activity against wild-type AR and many clinically relevant ligand binding domain mutants
- Clear path to POC in targeted population using a companion diagnostic

AR F876L-driven xenograft model



Vehicle (20% HPbCD), QD. PO
MDV-3100 30mg/kg, QD, PO
JNJ AR NME 30 mg/kg, QD, PO
JNJ AR NME 50 mg/kg, QD, PO
Mean Tumor Volume (mm³ ± SEM)
1600
1400
1200
1000
800
600
400
200
0
(n = 9)
(n = 9)
91% TGI, (n = 9)
87% TGI, (n = 10)
45
Rx
50
55
60
65
70
75
Days post implant

Multiple Mechanisms of Action



TRC253
AR
T/DHT
Blocks AR nuclear translocation
TRC253
AR
Inhibits androgen binding to AR
T/DHT
T/DHT
AR

TRACON PHARMACEUTICALS

Hickson, I. AACR 2016 Annual Meeting.

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TRC694: a Novel NIK Inhibitor

- Potential applicability to blood cancers
  - Multiple myeloma (~12-20% of cases), mantle cell lymphoma (~17%), diffuse large B-cell lymphoma (~9-15%), CLL (~4% at diagnosis, higher later)
- <1 nM affinity, <10 nM cellular potency
- Clear path to POC in targeted population using a companion diagnostic

NIK-translocated myeloma cell line (JJN3) xenograft model



Mean Tumor Volume (mm³, ±SEM)
2500
2000
1500
1000
500
0
Vehicle
TRC694 10 mg/kg
TRC694 20 mg/kg
TRC694 40 mg/kg
JNJ-953 40 mg/kg
0
5
10
15
Day Post Dose Initiation

NIK Mechanism in MM



TACI/BCMA
LTβR/CD40/BAFFR
TRAF3
TRAF2
NIK
A20
cIAP1/2
CYLD
NEMO
IKK α
IKK β
IKK α
canonical NF-κB
non-canonical NF-κB

TRACON PHARMA
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TRC205 Development in Fibrosis

- Preclinical studies show strong potential for targeting endoglin in fibro-proliferative disorders
  - Idiopathic pulmonary fibrosis, liver fibrosis (including NASH), renal fibrosis, end-stage pulmonary hypertension, hypertrophic cardiomyopathy, scleroderma, non-systolic heart failure
- Targeting endoglin with TRC105 ***reverses*** cardiac fibrosis and prolongs survival following pulmonary artery constriction (PAC) in mice
- TRC205 is an IgG4 version of TRC105

Treatment initiated 3 weeks following PAC and continued biweekly for 3 weeks



Sham | 3 Weeks | 6 Weeks IgGAb | 6 Weeks TRC105


100%
80%
60%
40%
20%
0%
Percent Fibrosis
Sham
3 Weeks
6 Weeks IgGAb
6 Weeks TRC105
Moderate RVPO

- TRC205 is also active in preclinical models of NASH

Kapur NK, et al. J Am Heart Assoc. 2014.

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Capital Efficient Clinical Development Strategy Beneficial relationship with NCI Multiple TRC105 and TRC102 clinical trials conducted in collaboration with NCI Mechanism used by Genentech to fund the majority of Avastin Phase 3 clinical trials Clinical Operations Internal system of clinical trial execution, including data management, allowing the company to conduct clinical trials without a CRO Validated in-house clinical operations and data management More efficient access to clinical data at lower cost Expertise recognized by Janssen Initial focus on indications with potential for reduced time to approval Significant Cost Savings to TRACON

Expected Milestones Across All Programs

Milestone	Expected Timing	
Orphan drug designation of TRC105 in soft tissue sarcoma in US	Q1 2016	✓
Orphan drug designation of TRC105 in soft tissue sarcoma in EU	1H 2016	✓
Initiate dosing in Phase 1/2 studies of TRC105 in liver, lung, and breast cancer	1H 2016	✓
TRC105 clinical data presentations at ASCO, including angiosarcoma	1H 2016	✓
TRC102 clinical data presentation at ASCO	1H 2016	✓
TRC105 End of Phase 2 meeting with EMA and FDA	2H 2016	✓
Initiate global Phase 2 trial of TRC105 in GTN	2H 2016	✓
Initiate global Phase 3 pivotal trial of TRC105 in angiosarcoma	2H 2016	
Present TRC205 pre-clinical fibrosis data at AASLD	2H 2016	
Present updated data from Phase 2 study of Votrient + TRC105 in angiosarcoma at CTOS conference	2H 2016	
Release top-line data from randomized TRC105 Phase 2 trial in GBM	2H 2016	
File IND for AR Mutant Inhibitor TRC253	1H 2017	
Release top-line data from randomized TRC105 Phase 2 trial in RCC	1H 2017	

TRACON PHARMA

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Financial Overview (as of June 30, 2016) Ticker TCON (NASDAQ) Cash, Cash Equivalents and Short-term Investments $36.2 million Debt – Outstanding Principal $10.0 million Common Shares O/S 12.2 million Covering Analysts Jim Birchenough (Wells Fargo) Chad Messer (Needham) Tom Shrader (Stifel) Ling Wang (BTIG)

Experienced Leadership Team Scientific Advisory Board Charles Sawyers MD Memorial Sloan Kettering Cancer Center William Kaelin MD Harvard Medical School Stanton Gerson MD Case Cancer Center Casey Logan MBA, Chief Business Officer 14 years of pharmaceutical business development experience Charles Theuer MD PhD, President and CEO 24 years of experience in drug discovery and development Sutent, Rituxan, Zevalin Sharon Real PhD, SVP Product Development 24 years of experience in drug discovery and development Sutent, Macugen, Viracept, Targretin Patricia Bitar CPA, Chief Financial Officer 28 years of finance and accounting experience Board of Directors William LaRue Former CFO, Cadence Pharmaceuticals Martin Mattingly, PharmD Former CEO, Trimeris and Ambrx Rainer Twiford, JD, PhD President, Brookline Investments Paul Walker Partner, NEA Stephen Worland, PhD CEO, Effector Therapeutics Charles Theuer, MD, PhD President and CEO Bonne Adams MBA, SVP Clinical Operations 16 years of experience in drug discovery and development Sutent, Rituxan, Zevalin

TRC105 Near Term Phase 3 Asset Investment Highlights Initially focused on indications with potential reduced time to data readout and approval Internal clinical operations capabilities and NCI support of clinical development Product development platform expertise recognized by Janssen Leader in endoglin biology - near term Phase 3 trial planned in orphan drug indication of angiosarcoma with FDA & EMA concurrence on trial design; multiple ongoing Phase 2 trials in combination with VEGF inhibitors, a franchise currently generating > $17B annually Experienced Team Small molecule inhibitor of DNA repair being studied in Phase 2 in glioblastoma and mesothelioma based on encouraging Phase 1 data TRC102 Phase 2 Asset TRC253 Near Term Phase 1 Asset Clinical data from more than 400 patients treated show tolerability and promising anti-tumor activity with each of four VEGF inhibitors Oncology Ophthalmology Fibrosis Partnered with Santen, Phase 1/2 wet AMD trial enrolling Reverses fibrosis and improves survival in preclinical models Efficient Product Development IND-ready small molecule inhibitor of mutated and wild-type Androgen Receptor (AR) Expect Phase 1/2 start in early 2017 Janssen may opt-in following Phase 1/2 for $45M; option includes potential milestones totaling $137.5M and a single digit royalty

TRACON PHARMACEUTICALS October 2016 NASDAQ: TCON

Backup

TRACON is a Leader in Endoglin Biology

Drug Candidate	Sponsor	Mechanism of Action	Clinical Status
TRACON's endoglin antibody pipeline			
TRC105	TRACON PHARMA	Targets endoglin (receptor for TGF-β and bone morphogenic protein [BMP]) to inhibit cell signaling and mediate ADCC	Combination with VEGF Inhibitors • Votrient (Phase 2 - Sarcoma) • Inlyta (Phase 2b - RCC) • Avastin (Phase 2b - GBM) • Nexavar (Phase 2 - HCC) • Avastin (Phase 2 - GTN)
TRC205		Like TRC105, but IgG4	Lead pre-clinical antibody for fibrosis
Other product candidates targeting the endoglin pathway in development			
PF03446962	Pfizer	Targets ALK1 (endoglin co-receptor)	Combination with VEGF Inhibitors • Stivarga (Phase 1b - Colorectal)
Dalantercept	ACCELERON PHARMA	Targets the endoglin ligand BMP	Combination with VEGF Inhibitors • Inlyta (Phase 2b - RCC) • Nexavar (Phase 1b - HCC)

TRACON PHARMA
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Gestational Trophoblastic Neoplasia (GTN): Phase 2

- Previously treated (at least one chemotherapy regimen) GTN
- Primary Endpoint: ORR to single agent TRC105 or the combination of TRC105 + Avastin
- Key Secondary Endpoint: PFS



Complete response, CR, to single-agent TRC105
Single-agent TRC105 for at least 3 cycles following CR
Partial response, PR, without evidence of continued disease improvement over 4 consecutive weekly β-hCG measurements after partial response confirmed
Single-agent TRC105 (N = 30)
TRC105 + Avastin
Absence of CR or PR to single-agent TRC105
Single-agent Avastin
Absence of CR to single-agent Avastin

TRACON PHARMACEUTICALS
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TRC102: Reversing Resistance to Chemotherapy TRC102 binds abasic sites Apoptosis Topoisomerase II induces DNA strand breaks TRC102-bound DNA is a substrate for Topoisomerase II Aberrant base Glycosylase excises base AP endonuclease nicks DNA Backbone PARP trims ribose ring and polymerase-β inserts new base Ligase repairs DNA backbone